UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2020

VIVEVE MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11388	04-3153858
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Inverness Drive South, Building B, Suite 250 Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (720) 696-8100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVE	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 4, 2020, Karen Zaderej resigned from the board of directors (the “Board”) of Viveve Medical, Inc. (“Viveve”), Audit Committee of the Board (the "Audit Committee"), Compensation Committee of the Board (“Compensation Committee”), and the Governance and Nominating Committee of the Board (“Nominating Committee”).

Ms. Zaderej was an independent director of Viveve, and as a result of her resignation, Viveve no longer complies with Nasdaq’s majority independent board requirements as set forth in Nasdaq Listing Rule 5605(b)(1) because a majority of the Board is not comprised of independent directors, and Nasdaq's audit committee requirements as set forth in Nasdaq Listing Rule 5605(c)(2)(A) because the Audit Committee is not comprised of at least three independent directors.

On May 4, 2020, in accordance with Nasdaq Listing Rules, Viveve notified Nasdaq of Ms. Zaderej's resignation and the resulting non-compliance. On May 6, 2020, Viveve received a notice from Nasdaq acknowledging the fact that Viveve does not meet the requirements of such rules.

In accordance with Nasdaq Listing Rules 5605(b)(1)(A) and 5605(c)(4) and the Nasdaq notice, to regain compliance with the Nasdaq Listing Rules, Viveve has until the earlier of its next annual stockholders meeting or May 4, 2021; or if the next annual stockholders meeting is held before November 2, 2020, then Viveve must evidence compliance no later than November 2, 2020. Viveve shall have until November 2, 2020 to regain compliance as it expects to have its annual stockholders meeting before such date.

The Board intends to identify a candidate to replace Ms. Zaderej and to appoint a new director who satisfies the requirements of the Nasdaq Listing Rules prior to the expiration of the applicable cure period.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described above in Item 3.01, on May 4, 2020, Karen Zaderej resigned from the Board and its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Her resignation was not the result of any disagreement with the Company on any matters relating to the Company’s operations, policies, or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVEVE MEDICAL, INC.

Date: May 6, 2020	By:	/s/ Scott Durbin
Scott Durbin
Chief Executive Officer